UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________

FORM 8-K
______________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): February 12, 2016

Amyris, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-34885	55-0856151
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

5885 Hollis Street, Suite 100, Emeryville, CA 94608
(Address of Principal Executive Offices) (Zip Code)

(510) 450-0761
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

Private Placement

On February 12, 2016, Amyris, Inc. (the “Company”) entered into a Note and Warrant Purchase Agreement (the “Purchase Agreement”) with the purchasers named therein for the sale of $18.0 million in aggregate principal amount of unsecured promissory notes (the “Notes”) to the purchasers, as well as warrants to purchase 2,571,428 shares of the Company’s common stock at an exercise price of $0.01 per share, representing aggregate proceeds to the Company of $18 million (the “Initial Sale”). On February 15, 2016, an additional purchaser joined the Purchase Agreement and purchased $2.0 million in aggregate principal amount of the Notes, as well as warrants to purchase 285,714 shares of the Company’s common stock at an exercise price of $0.01 per share, representing aggregate proceeds to the Company of $2 million (the “Subsequent Sale” and together with the Initial Sale, the “Private Placement”). The Notes and the warrants were issued in a private placement pursuant to the exemption from registration under Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”) and Regulation D promulgated under the Securities Act. The purchasers are existing stockholders of the Company and affiliated with certain members of our Board of Directors: Foris Ventures, LLC (an entity affiliated with director John Doerr of Kleiner Perkins Caufield & Byers, a current stockholder), which purchased $16.0 million aggregate principal amount of the Notes and warrants to purchase 2,285,714 shares of the Company’s common stock; Naxyris S.A. (an investment vehicle owned by Naxos Capital Partners SCA Sicar; director Carole Piwnica is Director of NAXOS UK, which is affiliated with Naxos Capital Partners SCA Sicar), which purchased $2.0 million aggregate principal amount of the Notes and warrants to purchase 285,714 shares of the Company’s common stock; and Biolding Investment SA, a fund affiliated with director HH Sheikh Abdullah bin Khalifa Al Thani, which purchased $2.0 million aggregate principal amount of the Notes and warrants to purchase 285,714 shares of the Company’s common stock. The Notes and the shares of the Company’s common stock issuable upon exercise of the warrants have not been registered under the Securities Act and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements, including under Section 4(2) of the Act and/or Regulation D promulgated under the Securities Act. The Initial Sale closed on February 12, 2016, and the Subsequent Sale closed on February 15, 2016.

The Notes are unsecured obligations of the Company and are subordinate to the Company’s obligations under its senior secured credit facility pursuant to a Subordination Agreement, dated as of February 12, 2016, by and among the Company, the purchasers and the administrative agent under the Company’s senior secured credit facility. Interest will accrue on the Notes from and including, with respect to the Initial Sale, February 12, 2016, and with respect to the Subsequent Sale, February 15, 2016, at a rate of 13.50% per annum and is payable on May 15, 2017, the maturity date of the Notes, unless the Notes are prepaid in accordance with their terms prior to such date. The Purchase Agreement and the Notes contain customary terms, provisions, representations and warranties, including certain events of default after which the Notes may be due and payable immediately, as set forth in the Notes.

The exercisability of the warrants sold in the Private Placement, which each have a term of five years, will be subject to stockholder approval. The Company intends to solicit such approval at its 2016 annual meeting of stockholders.

Amendment to Total JVCO Letter Agreement

On February 12, 2016, the Company and Total Energies Nouvelles Activités USA (formerly known as Total Gas & Power USA, SAS) (“Total”) entered into an amendment to the Letter Agreement, dated as of July 26, 2015, between the Company and Total regarding the restructuring of the ownership and rights of Total Amyris BioSolutions B.V. (“TAB”), the jointly owned entity incorporated on November 29, 2013 to house the 50/50 joint venture between the Company and Total (the “Restructuring”).  Pursuant to the amendment, upon the closing of the Restructuring, which shall occur on or before February 29, 2016, Total will cancel certain convertible notes held by Total (the “R&D Notes”) in an aggregate principal amount of approximately $1.3 million, plus all paid-in-kind and accrued interest as of the closing of the Restructuring under all outstanding R&D Notes (including all such interest that was outstanding as of July 29, 2015), and a note in the principal amount of Euro 50,000, plus accrued interest, issued by the Company to Total in connection with the existing TAB capitalization, in exchange for an additional 25% of TAB (giving Total an aggregate ownership stake of 75% of TAB and giving the Company an aggregate ownership stake of 25% of TAB). In connection therewith, Total will surrender to the Company the remaining R&D Notes and the Company will provide to Total a new unsecured senior convertible note, containing substantially similar terms and conditions, in the principal amount of $3.7 million.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information contained in Item 1.01 above is incorporated herein by reference.

Item 3.02.	Unregistered Sales of Equity Securities.

The information contained in Item 1.01 above is incorporated herein by reference.

Item 7.01.	Regulation FD Disclosure.

On February 19, 2016, the Company issued a press release regarding the matters discussed above.

The information in this Item 7.01 to Current Report on Form 8-K and the Exhibit 99.1 attached hereto is furnished pursuant to the rules and regulations of the Securities and Exchange Commission and shall not be deemed “filed’ for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

99.1	Press Release, dated February 19, 2016

Forward Looking Statements

This report contains forward-looking statements, and any statements other than statements of historical facts could be deemed to be forward-looking statements. These forward-looking statements include, among other things, statements regarding the expected future consummation of the Restructuring and transactions related thereto. These statements are subject to risks and uncertainties, including the failure of closing conditions to be satisfied, and actual results may differ materially from these statements. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this report. The Company undertakes no obligation to revise or update any forward-looking statements to reflect events or circumstances after the date hereof.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Amyris, Inc.

Date: February 19, 2016	By:	/s/ Nicholas Khadder
Name: Nicholas Khadder
Title: SVP, Corporate Secretary, and General Counsel

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release, dated February 19, 2016